UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 31, 2018

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.02  — Termination of a Material Definitive Agreement.

The information disclosed in the second and third paragraphs of Item 2.01 is hereby incorporated by reference.

Item 2.01 — Completion of Acquisition or Disposition of Assets.

On October 31, 2018, W. P. Carey Inc. (“W. P. Carey”) reported that the merger (the “Merger”) of Corporate Property Associates 17 — Global Incorporated (“CPA:17”) with and into CPA17 Merger Sub LLC, an indirectly wholly-owned subsidiary of W. P. Carey (“Merger Sub”), became effective and, subject to the terms and conditions of the Agreement and Plan of Merger, dated as of June 17, 2018 (the “Merger Agreement”), by and among W. P. Carey, CPA:17, Merger Sub, and, for the limited purposes set forth therein, Carey Asset Management Corp. (“CAM”), W. P. Carey & Co. B.V. (“Foreign Subsidiary”) and W. P. Carey Holdings, LLC, each an indirect subsidiary of W. P. Carey, and CPA: 17 Limited Partnership (“CPA17 LP”), each share of CPA:17 common stock issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right to receive 0.160 shares of W. P. Carey common stock.  Fractional shares were converted into the right to receive cash. Upon consummation of the Merger, W. P. Carey issued 53,849,087 shares of W. P. Carey common stock to the CPA:17 stockholders. In accordance with the terms of the Merger Agreement, neither W. P. Carey nor any of its subsidiaries received any merger consideration for shares of CPA:17 common stock owned by them.

Prior to the consummation of the Merger, certain affiliates of W. P. Carey provided advisory services to CPA:17 pursuant to the (i) Amended and Restated Advisory Agreement dated as of January 1, 2015, among CPA17, CPA17 LP and CAM, and (ii) Amended and Restated Asset Management Agreement dated as of May 13, 2015, among CPA17, CPA17 LP and Foreign Subsidiary (collectively, as amended, the “Advisory Agreements”).  The Advisory Agreements were automatically terminated upon the closing of the Merger.

Additionally, on October 31, 2018, subsequent to the effectiveness of the Merger, W. P. Carey fully repaid CPA:17’s obligations under CPA:17’s senior unsecured revolving credit facility and delayed-draw term loan facility (collectively, the “Senior Credit Facility”) and terminated the Senior Credit Facility.

The foregoing descriptions of the Merger and related transactions do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement.  A copy of the Merger Agreement was attached as Exhibit 2.1 to W. P. Carey’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2018, and is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On October 31, 2018, W. P. Carey issued a press release announcing that the Merger had closed.  The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into W. P. Carey’s filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 31, 2018, issued by W. P. Carey Inc.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated effects of the Merger. These statements are based on the current expectations of our management. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in our filings with the SEC from time to time, including, but not limited to those described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 23, 2018; and in Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, as filed with SEC on August 3, 2018. These risks, as well as other risks associated with the Merger, are more fully discussed in the Joint Proxy Statement/Prospectus that is included in the Registration Statement on Form S-4 that W. P. Carey and CPA:17 filed with the SEC in connection with the Merger on July 27, 2018, as amended. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 31, 2018
W. P. Carey Inc.

	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer